                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                    FORM 8-K
                                AMENDMENT NO. 1



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



   Date of Report                                          NOVEMBER 12, 1996
   (Date of earliest event reported)


                              SPRING BANCORP, INC.
             (Exact name of Registrant as specified in its charter)


                                    ILLINOIS
                 (State or other jurisdiction of incorporation)


          33-18492                                          37-1224470
   (Commission File Number)                      (I.R.S. Employer Identification
                                                   Number)



   2600 STEVENSON DRIVE, SPRINGFIELD, ILLINOIS                        62703
     (Address of principal executive offices)                      (Zip Code)



                                 (217) 529-5555
              (Registrant's telephone number, including area code)

  Item 4. Changes in Registrant's Certifying Accountant
  -----------------------------------------------------

  On November 18, 1996, Spring Bancorp, Inc., an Illinois corporation (the "Company") filed a Form 8-K with the Securities and Exchange Commission providing information under Item 4 of Form 8-K regarding its retention of McGladrey & Pullen, LLP as its independent auditors for the fiscal year ending December 31, 1996, to replace Clifton, Gunderson LLC, the previous auditors of the Company. This Amendment No. 1 is being filed to provide the letter from Clifton, Gunderson LLC required under Item 4 of Form 8-K and Items 304(a)(3) and 601(b)(16) of Regulation S-K.


  Item 7. Financial Statements and Exhibits
  -----------------------------------------

          (c)  Exhibits.
               --------

               (16) Letter of Clifton, Gunderson LLC regarding change in
                    certifying accountant.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       SPRING BANCORP, INC.
                                       (Registrant)



  Dated:  December 3, 1996             /s/ T. Edward McEvers
                                       ---------------------
                                       T. Edward McEvers
                                       Principal Financial Officer/Secretary

                     [LETTERHEAD OF CLIFTON, GUNDERSON LLC]



  November 25, 1996

  Securities and Exchange Commission
  Washington, D.C. 20549

  Gentlemen:

  We were previously principal accountants for Spring Bancorp, Inc. and, under the date of February 21, 1996, we reported on the consolidated financial statements of Spring Bancorp, Inc. and subsidiaries as of and for the years ended December 31, 1995 and 1994. On November 12, 1996, our appointment as principal accountants was terminated. We have read Spring Bancorp, Inc.'s statements included under Item 4 of its Form 8-K dated November 14, 1996, we agree with such statements, except that we are not in a position to agree or disagree with Spring Bancorp, Inc.'s stated reason for changing principal accountants and we have had no involvement with Spring Bancorp, Inc.'s interim period financial statements after December 31, 1995.

  Very truly yours,

  /s/ Clifton, Gunderson LLC

                                       3